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                                                                    EXHIBIT 3.90

                                                            STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:01 AM 10/18/2000
                                                          001526973 - 3297902

                              AMENDED AND RESTATED
                            CERTIFICATE OF FORMATION

                                       OF

                          CCFC II LEASING COMPANY, LLC

      CCFC II Leasing Company, LLC (hereinafter called the "company"), a limited lability company organized and existing under and by virtue of the Limited Liability Company Act of the State of Delaware, does hereby certify:

      FIRST: The name of the limited liability company (hereinafter called the "company") is CCFC II Leasing Company, LLC.

      SECOND: The original Certificate of Formation of CCFC II Leasing Company, LLC, was filed with the Delaware Secretary of State on October 4,2000.

      THIRD: The Amended and Restated Certificate of Formation of CCFC II Leasing Company, LLC, in the form attached hereto has been duly adopted in accordance with the provisions of Section 18-208 of the Limited Liability Act of the State of Delaware and is hereby incorporated herein by this reference.

IN WITNESS WHEREOF, CCFC II Leasing Company, LLC, has caused this Amended and Restated Certificate of Formation to be signed by an Authorized Person on this 18th day of October, 2000.

                                      CCFC II Leasing Company, LLC

                                      By: /s/ Paul Hagan
                                          -------------------------------
                                          Paul Hagan, Authorized Person

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                              AMENDED AND RESTATED
                            CERTIFICATE OF FORMATION

                                       OF

                     CCFC II EQUIPMENT FINANCE COMPANY, LLC

      1. The name of the limited liability company is CCFC II Equipment Finance Company, LLC.

      2. The address of the registered office and the name and the address of the registered agent of the limited liability company required to be maintained by Section 18-104 of the Delaware Limited Liability Company Act ate National Registered Agents, Inc., 9 East Loockerman Street, Dover, Delaware 19901.